Exhibit 99.A

EXHIBIT A

JOINT FILING AGREEMENT

The undersigned hereby agree that a single Schedule 13G (or any amendment thereto) relating to the common stock of JAMF Holding Corp. may be filed on behalf of each of the undersigned and that this Agreement shall be filed as an exhibit to such Schedule 13G.

Date: February 9, 2022

VISTA EQUITY PARTNERS FUND VI, L.P.

By: Vista Equity Partners Fund VI GP, L.P.
Its: General Partner

By: VEPF VI GP, Ltd.
Its: General Partner

By:	/s/ Robert F. Smith
Name: Robert F. Smith
Title: Director

VISTA EQUITY PARTNERS FUND VI-A, L.P.

By: Vista Equity Partners Fund VI GP, L.P.
Its: General Partner

By: VEPF VI GP, Ltd.
Its: General Partner

By:	/s/ Robert F. Smith
Name: Robert F. Smith
Title: Director

VEPF VI FAF, L.P.

By: Vista Equity Partners Fund VI GP, L.P.
Its: General Partner

By: VEPF VI GP, Ltd.
Its: General Partner

By:	/s/ Robert F. Smith
Name: Robert F. Smith
Title: Director

VISTA CO-INVEST FUND 2017-1, L.P.

By: Vista Co-Invest Fund 2017-1 GP, L.P.
Its: General Partner

By: Vista Co-Invest Fund 2017-1 GP, Ltd.
Its: General Partner

By:	/s/ Robert F. Smith
Name: Robert F. Smith
Title: Director

VEPF VI CO-INVEST 1, L.P.

By: VEPF VI Co-Invest 1 GP, L.P.
Its: General Partner

By: VEPF VI Co-Invest 1 GP, Ltd.
Its: General Partner

By:	/s/ Robert F. Smith
Name: Robert F. Smith
Title: Director

VISTA EQUITY PARTNERS FUND VI GP, L.P.

By: VEPF VI GP, Ltd.
Its: General Partner

By:	/s/ Robert F. Smith
Name: Robert F. Smith
Title: Director

VISTA CO-INVEST FUND 2017-1 GP, L.P.

By: Vista Co-Invest Fund 2017-1 GP, Ltd.
Its: General Partner

By:	/s/ Robert F. Smith
Name: Robert F. Smith
Title: Director

VEPF VI CO-INVEST 1 GP, L.P.

By: VEPF VI Co-Invest 1 GP, Ltd.
Its: General Partner

By:	/s/ Robert F. Smith
Name: Robert F. Smith
Title: Director

VEPF VI GP, LTD.

By:	/s/ Robert F. Smith
Name: Robert F. Smith
Title: Director

VISTA CO-INVEST FUND 2017-1 GP, LTD.

By:	/s/ Robert F. Smith
Name: Robert F. Smith
Title: Director

VEPF VI CO-INVEST 1 GP, LTD.

By:	/s/ Robert F. Smith
Name: Robert F. Smith
Title: Director

VEPF MANAGEMENT, L.P.

By: VEP Group, LLC
Its: General Partner

By:	/s/ Robert F. Smith
Name: Robert F. Smith
Title: Director

VEP GROUP, LLC

By:	/s/ Robert F. Smith
Name: Robert F. Smith
Title: Managing Member

/s/ Robert F. Smith
Robert F. Smith